EXHIBIT 10.54

WHEN RECORDED RETURN TO:
Blackwell Sanders Peper Martin LLP
4801 Main Street, Suite 1000
Kansas City, Missouri  64112
Attn:  Gaylord G. Smith

                           LOAN MODIFICATION AGREEMENT

     THIS LOAN MODIFICATION AGREEMENT (this "Agreement") is made as of the 26 day of July, 2005, by and between MISSION WEST PROPERTIES, L.P., a Delaware limited partnership, whose address is 10050 Bandley Drive, Cupertino, California 95014 ("Borrower"), and ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, a Minnesota corporation, whose address is c/o Allianz of America, Inc., 55 Greens Farms Road, Post Office Box 5160, Westport, Connecticut, 06881-5160, Attn: Real Estate Department ("Lender").

                                   WITNESSETH:

     WHEREAS, Lender has made a mortgage loan in the amount of $25,800,000.00 (the "Loan") to Borrower, as evidenced by a Secured Installment Note in the amount of the Loan dated April 6, 2005 (the "Note"); and

     WHEREAS, the Loan is secured by Deed of Trust, Security Agreement, Fixture Filing with Absolute Assignment of Rents dated April 6, 2005, granted by Borrower for the benefit of Lender, and recorded on April 6, 2005, as Document No. 18305259 (the "Deed of Trust"), and by an Absolute Assignment of Leases, Rents and Income dated April 6, 2005, given by Borrower to Lender, and recorded on April 6, 2005, as Document No. 10305260 (the "Assignment"), encumbering the "Property," as defined in the Deed of Trust, including the real property described on Exhibit A, attached hereto (the Note, Deed of Trust, Assignment, and all other documents or instruments evidencing or securing the Loan are hereinafter referred to as the "Security Documents"); and

     WHEREAS,   certain  obligations  of  Borrower  under  the  Loan  have  been guaranteed by Mission West Properties, Inc. ("Guarantor") pursuant to a Limited Guaranty dated April 6, 2005 (the "Guaranty"); and

     WHEREAS, Lender has agreed to make a new loan to Borrower and Mission West Properties I, L.P., in the amount of $125,000,000.00, to be secured by certain real property in Santa Clara County, California (the "New Loan"); and

     WHEREAS, Lender has agreed to make the New Loan on the condition that Borrower modify the Deed of Trust to provide that a default by Borrower under the New Loan will constitute a default under the Deed of Trust and the Loan; and

     WHEREAS, Borrower has agreed to Lender's conditions for the New Loan and Lender and Borrower have agreed to amend the Security Documents as hereinafter set forth.

     NOW, THEREFORE, in consideration of the agreement of Lender to make the New Loan, and of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

     1. AMENDMENT OF NOTE. The Note is hereby amended by deleting therefrom Paragraph 1 in its entirety and by substituting the following therefor:

          1. PAYMENT. Said principal sum, and interest as herein provided to accrue on the unpaid principal, shall be paid as follows:

               (a) On August 10, 2005, Borrower shall make a payment of principal and interest in the amount of $178,351.00.

               (b) On each "Payment Date" to and including July 10, 2025, payments of principal and interest in the amount of $176,713.00 shall be due and payable. "Payment Date" means the tenth (10th) day of each consecutive calendar month for the term of this Note commencing September 10, 2005. The payments due under this subparagraph (b) are each called a "Monthly Installment."

               (c) The entire remaining principal amount, together with any accrued and unpaid interest (the "Final Installment"), shall be due and payable in full on August 10, 2025 (the "Maturity Date").

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               (d)  Interest  shall be computed on the basis of a three  hundred sixty (360) day year consisting of twelve (12) months of thirty (30) days each.

     2. AMENDMENT OF DEED OF TRUST. (a) Section 1.13 of the Deed of Trust is hereby deleted in its entirety and the following is substituted therefor:

               1.13 Financial Statements/Records. Borrower shall deliver or cause to be delivered to Lender, within ninety (90) days after the end of each of the respective party's fiscal years, (i) an annual operating statement of income and expenses (which shall be audited if an Event of Default exists) with respect to the operation of the Property, in reasonable detail and certified by the chief financial officer or manager of Borrower as complete and correct in all material respects, (ii) a financial statement of Mission West Properties, Inc., a Maryland corporation, the general partner of Borrower ("Principal") (which shall be audited if an Event of Default exists), prepared in accordance with generally accepted accounting principles, consistently applied, and certified as complete and correct in all material respects by the chief financial officer of Principal, and (iii) financial statements of all tenants under leases of the Property, if available according to such leases. Borrower agrees to keep adequate books and records of account, and shall permit Lender, and its agents, accountants and attorneys, upon reasonable prior notice, to visit and inspect the Property and examine the Property's books and records of account at Borrower's office during normal business hours, and to discuss the Property's affairs, finances and accounts with Borrower, at such reasonable times as Lender may request. Such statements shall be prepared in a form acceptable to Lender, to include, without limitation, a current leasing summary (which shall disclose, among other things, names of tenants, square footage of leased area, commencement dates and expiration dates of the leases as well as concessions granted to Lessees), gross rental income, other income, real estate taxes, insurance, operating expenses and depreciation deduction accompanied by financial statements received by Borrower from tenants. If the operating statements for the Property provided by Borrower are not in a form acceptable to Lender or Borrower fails to furnish such statements and reports, Lender shall have the right to audit the respective books and records of the Property at the expense of Borrower and if Borrower prevents Lender from conducting such audit, Lender may at the election of Lender declare this Deed of Trust in default.


          (b) Section 4.1 of the Deed of Trust is hereby amended by adding thereto the following new subparagraph (h):

               (h) There shall exist an "Event of Default" under that certain Deed of Trust, Security Agreement, Fixture Filing with Absolute Assignment of Rents dated July ___, 2005, granted by Mission West Properties, L.P. and Mission West Properties, L.P. I, d/b/a Mission West Properties I, L.P., for the benefit of Lender, and recorded July ___, 2005, as Instrument Number _____________, in the Records of Santa Clara County, California, or under the Note secured by said Deed of Trust, or under any other "Security Documents" as defined in said Deed of Trust.

     3. SECURITY DOCUMENTS TO CONTINUE IN EFFECT. Except as herein modified and amended, the Note, Deed of Trust and all Security Documents shall continue in full force and effect in accordance with their terms.

     4. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California. In the event that any provision or clause of this Agreement conflicts with applicable law, such conflicts shall not affect other provisions of this Agreement which can be given effect without the conflict provisions and to this end the provisions of this Agreement are declared to be severable.

     5. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions set forth herein. This Agreement may only be modified or amended in writing by an agreement executed by all parties hereto.

     6. HEADINGS. The headings used herein are for convenience only and are not to be used in interpreting this Agreement.

     7. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be an original, and all of which shall constitute the complete Agreement. One complete, original Agreement shall be attached to the Note, and one complete, original Agreement shall be recorded in the Records of Santa Clara County, California.

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     IN  WITNESS   WHEREOF,   Borrower  and  Lender  have   executed  this  Loan
Modification Agreement as of the day and year first above written.

                                            MISSION WEST PROPERTIES, L.P.,
                                            a Delaware limited partnership

                                            By:   Mission West Properties, Inc.,
                                                  a Maryland corporation,
                                                  General Partner


                                                  By: /s/ Carl E. Berg

                                                  Name: Carl E. Berg

                                                  Title: Chief Executive Officer




                                                  ALLIANZ LIFE INSURANCE COMPANY
                                                  OF NORTH AMERICA,
                                                  a Minnesota corporation


                                                  By:
                                                     ---------------------------

                                                  Name:
                                                       -------------------------

                                                  Title:
                                                        ------------------------


                                                  By:
                                                     ---------------------------

                                                  Name:
                                                       -------------------------

                                                  Title:
                                                        ------------------------


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                              CONSENT OF GUARANTOR

     The below entity, as "Guarantor" under the Guaranty with respect to the Loan described in the foregoing Agreement, hereby consents to the terms and provisions of the foregoing Agreement, and hereby ratifies and confirms said Agreement, and declares that the terms of the Guaranty, and the liabilities and obligations of the Guarantor thereunder shall be and continue to be in full force and effect with respect to the Loan and the Security Documents, as modified and amended by the foregoing Agreement.

                                             MISSION WEST PROPERTIES, INC.,
                                             a Maryland corporation


                                             By: /s/ Carl E. Berg

                                             Name: Carl E. Berg

                                             Title: Chief Executive Officer